                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported June 30, 2000) July 11, 2000
 ----------------------------------------------------------------------------
                         FIBERNET TELECOM GROUP, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                     333-7841                 13-3859938
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                             570 Lexington Avenue
                           New York, New York 10022

                        (Address of principal executive
                          offices including zip code)

                                (212) 405-6200

                        (Registrant's telephone number,
                             including area code)


                                     N.A.
                                     ----
         (Former name or former address, if changed since last report)
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Item 5. Other Events.

     On June 30, 2000, FiberNet Telecom Group, Inc. ("FiberNet") issued and sold 2,000,000 shares of its Series G Preferred Stock, $.001 par value per share (the "Preferred Stock") to Nortel Networks Inc. ("Nortel") in a private placement for an aggregate purchase price of $20 million. Each share of Preferred Stock is convertible into one share of common stock, $.001 par value per share, of FiberNet, subject to anti-dilution adjustments.

     A copy of the Securities Purchase Agreement executed by FiberNet and Nortel (the "Securities Purchase Agreement"), excluding the schedules and exhibits thereto, is filed herewith, together with the following agreements and documents, each dated as of June 30, 2000, which were executed in connection with the closing of this transaction (the "Transaction Documents"): (i) Certificate of Designation of Series G Preferred Stock; (ii) Registration Rights Agreement between FiberNet and Nortel; and (iii) Amendment between FiberNet, Signal Equity Partners, L.P. (formerly known as Signal Capital Partners, L.P.), as the Majority in Interest of the Purchasers, and Nortel, to the Stockholders Agreement dated as of May 7, 1999 by and among FiberNet and the Stockholders listed therein. The information contained in the Press Release dated July 7, 2000, which is attached hereto as Exhibit 99.1, the Securities Purchase Agreement and the other Transaction Documents is incorporated herein by reference and the foregoing description of such documents and the transactions contemplated thereby are qualified in their entirety by reference to such exhibits.
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Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.                   Description

10.1 Securities Purchase Agreement dated as of June 30, 2000, between FiberNet Telecom Group, Inc. and Nortel Networks Inc.

3.1 Certificate of Designation of Series G Preferred Stock of FiberNet Telecom Group, Inc. dated June 30, 2000.

4.1 Registration Rights Agreement dated as of June 30, 2000, between FiberNet Telecom Group and Nortel Networks Inc.

4.2 Amendment dated as of June 30, 2000, between FiberNet Telecom Group, Inc., Signal Equity Partners, L.P. (formerly known as Signal Capital Partners, L.P.), as the Majority in Interest of the Purchasers, and Nortel Networks Inc., to the Stockholders Agreement dated as of May 7, 1999 by and among FiberNet Telecom Group, Inc. and the Stockholders listed therein.

99.1             Press Release dated July 7, 2000.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         FIBERNET TELECOM GROUP, INC.
                                 (Registrant)


Dated  July 11, 2000        By: /s/ Michael S. Liss
       -------------        -------------------------------------

                                Michael S. Liss
                                President and Chief
                                Executive Officer
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                                 EXHIBIT INDEX

Exhibit No.               Description

10.1 Securities Purchase Agreement dated as of June 30, 2000, between FiberNet Telecom Group, Inc. and Nortel Networks Inc.

3.1 Certificate of Designation of Series G Preferred Stock of FiberNet Telecom Group, Inc. dated June 30, 2000.

4.1 Registration Rights Agreement dated as of June 30, 2000, between FiberNet Telecom Group and Nortel Networks Inc.

4.2 Amendment dated as of June 30, 2000, between FiberNet Telecom Group, Inc., Signal Equity Partners, L.P. (formerly known as Signal Capital Partners, L.P.), as the Majority in Interest of the Purchasers, and Nortel Networks Inc., to the Stockholders Agreement dated as of May 7, 1999 by and among FiberNet Telecom Group, Inc. and the Stockholders listed therein.

99.1           Press Release dated July 7, 2000.